                        FIRST AMENDMENT TO LOAN AGREEMENT
                   (Increase in Loan Amount and Other Changes)


         First Amendment to Loan Agreement ("Amendment") made as of the 12th day of August, 1999, by and between FONIX/ASI CORPORATION, a Utah corporation, ("Borrower"), and LERNOUT & HAUSPIE SPEECH PRODUCTS N.V., a Belgian corporation ("Lender"), with respect to that certain Loan Agreement dated May 19, 1999 by and between Borrower and Lender (as amended, the "May Loan Agreement"). Capitalized terms not defined herein shall have the meanings ascribed thereto in the May Loan Agreement.

         WHEREAS, Borrower and Lender are parties to the May Loan Agreement pursuant to which the Lender has provided a loan in the aggregate amount of $4,900,000 to the Borrower;

         WHEREAS, Borrower has requested that Lender provide an additional loan of One Million Two Hundred Thousand Dollars ($1,200,000.00) on or before August ___, 1999 to the Borrower, under the terms and subject to the conditions of the May Loan Agreement, as amended hereby;

         NOW THEREFORE, based on these premises, and in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the Borrower and the Lender hereby agree as follows:

     1.  Amendments to Loan Agreement.

         a. Loan Amount. Section 2(a) of the May Loan Agreement is amended in the following manner:

             (i) Section 2(a)(2) of the May Loan Agreement is hereby amended by striking the word "and" as it appears at the end of such section;

             (ii) Section 2(a)(3) of the May Loan Agreement is hereby amended by striking the "." appearing at the end of the section and replacing it with the following language: "; and"; and

             (iii) The  following  Section  2(a)(4) is added  immediately  after
             Section 2(a)(3) of the May Loan Agreement: "(4) One Million Two Hundred Thousand Dollars ($1,200,000), which such monies shall be transferred by Lender to Borrower by a wire initiated on August ___, 1999, provided further that: (A) Borrower shall have delivered on or before August 12, 1999 a certificate of Borrower's chief financial officer stating that each of the conditions set forth in clauses (i) through (v) above are true; (B) Borrower shall have


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             delivered,  simultaneously with the delivery of the First Amendment to Loan Agreement a Second Amendment to Promissory Note in the form attached hereto as Exhibit W; (C) Borrower shall have delivered, simultaneously with the delivery of the First Amendment to Loan Agreement a Third Amendment to Security Agreement in the form attached hereto as Exhibit X; (D) Borrower shall have delivered, simultaneously with the delivery of the First Amendment to Loan Agreement a First Amendment to Pledge and Security Agreement in the form attached hereto as Exhibit Y; (E) Borrower shall have delivered, simultaneously with the delivery of the First Amendment to Loan Agreement such legal opinions as, in its reasonable judgment, Lender deems necessary in form and substance satisfactory to Lender in the form attached hereto as Exhibit Z; (F) Fonix
             Corporation's   ("Fonix")   registration  statement  on  Form  S-3,
             currently pending before the Securities and Exchange Commission (the "SEC") shall have been declared effective before 5:00 p.m. on August 12, 1999; (G) Fonix shall have filed with the SEC an
             amendment  to  Fonix's   proxy   statement   with  respect  to  the
             Transaction (as defined in the Agreement between Lender, Fonix, and Borrower dated as of July 31, 1999 (the "July 31st Agreement")) in a form reasonably acceptable to Lender and its counsel before 5:00 p.m. on August 13, 1999; and (H) Lender receives a letter from counsel to Fonix and Borrower advising Lender that no further consent from Beesmark is required in connection with the amendments and agreements contemplated by the July 31st Agreement before 5:00 p.m. on August 12, 1999."

         b. Loan Documents. Section 2(b) of the May Loan Agreement is hereby amended in the following manner:

              (i) Section 2(b)(i) is amended by inserting the following language immediately after the language "Exhibit B": "and as amended by the Third Amendment to Security Agreement in the form attached heretoas Exhibit X".

              (ii)Section 2(b)(vi) is hereby stricken and deleted in its entirety from the May Loan Agreement and replaced with the following in lieu thereof: "a Pledge and Security Agreement from Fonix Corporation in the form attached to the May Loan Agreement as Exhibit D, as amended by the First Amendment to Pledge and Security Agreement by and between Lender and Fonix Corporation in the form attached hereto as Exhibit Y, and a Stock Power and Assignment from Fonix Corporation in the form attached to the May Loan Agreement as Exhibit D with the original stock certificate of Fonix/ASI Corporation attached thereto."

         c. Note. The definition of "Note" in Schedule I to the May Loan Agreement is hereby amended to add the words "as amended" after the word "hereto," as it appears therein.



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

         d. Event of Default. The definition of "Event of Default" in Schedule I to the May Loan Agreement is hereby amended to add the words "or the occurrence of an Event of Default under the April Loan Agreement" before the ";" at the end of subparagraph (b) of such definition.

        2.      Conditions Precedent.

         Borrower acknowledges and agrees that Lender will not enter into this Amendment unless and until all of the following conditions have been satisfied and remain satisfied:

         (a) Representations and Warranties. Borrower's representations and warranties contained herein and in each and every Loan Document shall be correct and complete in all material respects;

         (b) Covenants. Borrower shall be in compliance in all material respects with all covenants and agreements contained herein and in each and every Loan Document;

         (c) No Events of Default. There shall exist no Event of Default or any event which, with the passage of time or the giving of notice or both, would constitute an Event of Default; and

         (d) Delivery of Documents. Borrower shall have executed and delivered, or caused to be delivered, to Lender: (i) the Amendment, (ii) the Second Amendment to Promissory Note in the form attached hereto as Exhibit W, (iii) the Third Amendment to Security Agreement in the form attached hereto as Exhibit X;
(iv) the First Amendment to Pledge and Security Agreement in the form attached hereto as Exhibit Y; and (v) a legal opinion of its outside counsel containing the opinions in the form attached hereto as Exhibit Z.

         (e) No Material Adverse Effect. No event or condition having a material adverse effect with respect to Borrower shall have occurred.

         3.       Additional Provisions.

         (a) No Prepayment of Indebtedness. Borrower represents, warrants, covenants and agrees that it shall not prepay any indebtedness to any party other than the Lender.

         4. Representations and Warranties. To induce the Lender to enter into this Amendment and perform its obligations hereunder, Borrower hereby represents and warrants as follows:

         (a) Organization and Qualification. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all required corporate power and authority


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

to own or lease its property, to carry on its business as presently conducted and to carry out the transactions contemplated hereby.

         (b) Charter. The Borrower has delivered to counsel to the Lender a true and complete copy of its Certificate of Incorporation or equivalent document as amended from time to time (the "Charter") and its by-laws ("By-laws") as currently in effect.

         (c) Authorization of Transaction. The execution, delivery and performance of this Amendment, the other documents executed and/or delivered in connection herewith, and the other Loan Documents by Borrower has been duly authorized by all necessary corporate action of the Borrower. The Loan Documents are the legal, valid and binding obligations of the Borrower, enforceable against the Borrowers in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors. The issuance of the Second Amendment to Promissory Note and the Third Amendment to Security Agreement by Borrower pursuant to the terms of this Amendment is duly and validly authorized, and no further approval or authority of the shareholders or the directors of the Borrower or of any governmental authority or agency will be required for the issuance and sale of the Note as contemplated by this Agreement.

         (d) Approvals; Compliance With Laws. The execution, delivery and performance of this Amendment by Borrower and the transactions contemplated hereby: (i) do not require any approval or consent of, or filing with, any governmental agency or authority in the United States of America or otherwise which has not been obtained and which is not in full force and effect as of the date hereof; (ii) will not conflict with or constitute a breach or violation of the Charter or By-laws of the Borrower; and (iii) will not result in a violation of any law or regulation to which it is subject.

         (e) Disclosure. This Amendment, together with any financial statement, schedule, exhibit or other statement (written or oral) pertaining to the Borrower, made, delivered or communicated to the Lender by the Borrower, or any representative thereof, in connection with this Amendment and the transactions related thereto, contains no untrue statement of a material fact and does not omit to state any material fact necessary in order to make the statements contained therein not misleading in light of the circumstances under which they were made.

         (f) Title. Borrower has good and marketable title to all of the Collateral (as defined in the Security Agreement, as amended), free and clear of any liens other than the liens disclosed on Schedule 3(f) attached to the May Loan Agreement or liens held by the Lender (the "Permitted Liens"), and Fonix Corporation has good and marketable title to all of the capital stock of Fonix/ASI Corporation, free and clear of any liens other than the Permitted Liens.

         (g) Enforcement; No Other Liens. The Borrower has not performed any acts which might prevent the Lender from enforcing any of the terms of this Amendment or the Loan Documents or which would limit the Lender in any such enforcement. Other than financing statements or other similar or equivalent


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

documents or instruments in favor of the Lender or with respect to the Permitted Liens, no financing statement, mortgage or security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction in which such filing or recording would be effected to perfect a lien on such Collateral. No Collateral is in the possession of any person (other than the Borrower) asserting any claim thereto or security interest therein other than Collateral being repaired by third parties in the ordinary course of business and inventory in transit.

         (h) Perfection. The liens granted to Lender pursuant to the Loan Documents constitute valid first priority security interests in the Collateral securing the Obligations (as defined in the Security Agreements, as amended) and constitute first priority perfected security interests in the Collateral to the extent that a security interest therein may be perfected by filing pursuant to the UCC prior to all other liens and rights of others therein except for the Permitted Liens.

         (i) No Material Adverse Change. Other than as disclosed in Schedule 3(l) to the May Loan Agreement or as otherwise disclosed in the periodic reports filed by Fonix Corporation with the Securities and Exchange Commission, there has occurred, since March 31, 1999 no event which has had or is reasonably likely to have a material adverse change on Borrower or any of its subsidiaries.

         (j) Intellectual Property. Borrower owns or possesses the adequate right to use all Intellectual Property Rights necessary to the conduct of its business as presently conducted or presently contemplated to be conducted as of the date of this Amendment. Schedule 3(m) attached to the May Loan Agreement contains a list of all patents, tradenames, trademarks, service marks, and registered copyrights and applications for the same owned by Borrower or any of its subsidiaries. Borrower has unencumbered title to the Intellectual Property Rights which are owned by Borrower and such title has not been challenged (pending, or to the knowledge of the Borrower, threatened) by others. All such patents, registered trademarks, service marks, and copyrights owned by Borrower are in good standing and are recorded on the public record in the name of Borrower, except for those failures to be in good standing and so recorded that would not, individually or in the aggregate, have a material adverse effect.

        (k) No Conflict. The execution, delivery and performance of this Amendment and each document executed and/or delivered in connection herewith by the Borrower will not violate (i) any organizational documents of Borrower, or
(ii) any requirement of law affecting the Borrower or any of its properties, and will not result in or require the creation (except as provided in or contemplated by this Amendment) of any security interest or lien upon any of such properties. The Borrower is not in violation of or default in any material respect under any requirement of law, and no condition exists that would, with the giving of notice or lapse of time, or both, constitute such a violation or default.



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

        5. Loan Documents. The Borrower represents and warrants to the Lender that each of the representations and warranties in the Loan Documents, including, without limitation, the May Loan Agreement (in Section 3 of the May Loan Agreement or elsewhere) are still true as of the date hereof.

        6. Confirmation. Except as specifically provided herein, all other terms and conditions of the May Loan Agreement and the other Loan Documents shall remain in full force and effect in accordance with their original terms. Without limitation of the foregoing, Borrower confirms that the new loans made by Lender pursuant to this Amendment shall be governed by, secured by and entitled to the benefit of the terms and conditions of the May Loan Agreement and the other Loan Documents.

         The Borrower hereby agrees and confirms that any and all documents and instruments securing any of its obligations shall be deemed to secure any obligation of it as it may be amended or affected hereby.

        7.  References.  All  references  in the May  Loan  Agreement  to  "this
Agreement" shall hereafter be deemed to refer to the May Loan Agreement as amended by this Amendment and as otherwise previously or hereafter amended, supplemented or modified. All references in the Loan Documents shall hereafter be deemed to refer to the May Loan Agreement as amended by this Amendment and as otherwise previously or hereafter amended, supplemented or modified.



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




        8. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same agreement.

     IN WITNESS WHEREOF, Borrower and Lender have executed this Amendment as of the date first above written, by their respective officers hereunto duly authorized, under Massachusetts law as a document under seal.

WITNESS:                               FONIX/ASI CORPORATION


                                       By:/s/
-----------------------------             --------------------------------------
                                          Thomas A. Murdock
                                          President

WITNESS:                               LERNOUT & HAUSPIE SPEECH
                                         PRODUCTS N.V.


                                       By:/s/
-----------------------------             --------------------------------------
                                          Gaston Bastiaens
                                          President and Chief Executive Officer



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


                      Acknowledgement by Fonix Corporation

     Fonix Corporation for value received, hereby assents to the Borrower's execution, delivery and performance of this Amendment and agrees to be bound hereby, jointly and severally with Borrower. This Amendment and the performance or consummation of any transaction or matter contemplated under this Amendment, shall not limit, restrict, extinguish or otherwise impair Fonix Corporation's liability to Lender with respect to the payment and other performance of the Obligations, including, without limitation, the Borrower's obligations under the Note (as amended by the First Amendment to Promissory Note dated as of July 27, 1999 and the Second Amendment to Promissory Note dated as of August ___, 1999) pursuant to such prior guarantee or guarantees executed for the benefit of Lender, and all of such guarantees are hereby affirmed.

     IN WITNESS WHEREOF, Fonix Corporation has executed this Acknowledgement as of the date first above written, by its officer hereunto duly authorized, under Massachusetts law as a document under seal.

                                       FONIX CORPORATION


                                        By:/s/
                                           -----------------------------------
                                           Thomas A. Murdock
                                           President and Chief Executive Officer


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                                    EXHIBIT W

                   Form of Second Amendment To Promissory Note





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                                    EXHIBIT X

                  Form of Third Amendment To Security Agreement



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                                    EXHIBIT Y

            Form of First Amendment to Pledge and Security Agreement



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                                    EXHIBIT Z

                              Form of Legal Opinion


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